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                                                             EXHIBIT 99.27(e)(3)

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NORTHSTAR LIFE                                                                                        VARIABLE GROUP UNIVERSAL LIFE
                                                                                                                 SPOUSE APPLICATION

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Northstar Life Insurance Company - University Corporate Centre at Amherst - Suite 424 - 100 Corporate Parkway
- Amherst, New York 14226
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                                                                                                        POLICY NUMBER:

                                                                                                        ---------------------------

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INSURED'S INFORMATION (INSURED IS THE OWNER OF THE CONTRACT UNLESS OTHERWISE REQUESTED)
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NAME                                                                DATE OF BIRTH          SOCIAL SECURITY NUMBER     GENDER

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STREET ADDRESS                                           CITY                              STATE                      ZIP CODE

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DAYTIME TELEPHONE                                        E-MAIL ADDRESS

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BENEFICIARY'S NAME                                       SOCIAL SECURITY NUMBER            RELATIONSHIP

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/ / Yes / / No          Have you used tobacco or nicotine in any form during the past 12 months?

/ / Yes / / No          Are you receiving or entitled to receive any disability income due to sickness or injury; confined at home under the care of a physician for sickness or injury; receiving inpatient hospital care; receiving care in a hospice, intermediate care facility or long-term care facility; or in a chemotherapy, radiation therapy or dialysis treatment program?  If the answer to this question is yes, you are not eligible for the guaranteed issue amount, though you may still apply for insurance by answering the health questions.

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EMPLOYEE INFORMATION
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NAME                                                        SOCIAL SECURITY NUMBER         DATE OF BIRTH

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EMPLOYER                                                    DATE OF EMPLOYMENT

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INSURANCE INFORMATION
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IF APPLYING FOR MORE THAN THE GUARANTEED ISSUE AMOUNT,                      INSURANCE PREMIUMS WILL BE CALCULATED BY NORTHSTAR
YOU MUST COMPLETE THE EVIDENCE OF INSURABILITY FORM.                        LIFE.  YOU ARE NOT REQUIRED TO COMPLETE THE PREMIUM
                                                                            FIELDS.

                           ---------------                                                                     ---------------------
(1)    Insurance Amount:   $                                                Premium Amount:               (1)  $
                           ---------------                                                                     ---------------------

                                                                                                               ---------------------
                                                                            Additional Amount Paid:       (2)  $
                                                                            (to account options)               ---------------------

                                                                                                               ---------------------
                                                                            TOTAL PREMIUM:                     $
                                                                            (ADD LINES 1-2)                    ---------------------


01-90121                                                  Page 1 of 2                                                 Northstar Life
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INVESTMENT PROFILE

NASD rules require inquiry concerning the financial condition of individuals applying for variable policies. The proposed owner must supply such information so that an informed judgement may be made as to the suitability of the investment for the owner. The insured is the owner of the contract unless otherwise requested.

   1.  Have you received the prospectus for the Northstar Life Variable Universal Life
       Account and the prospectuses for the Advantus Series Fund, Inc., Fidelity's Variable
       Insurance Products Funds and Janus Aspen Series-Service Shares?                                       / / Yes  / / No

   2.  Would you like us to send you a Statement of Additional Information referred to in the prospectuses
       named above?                                                                                          / / Yes  / / No

   3.  Are you a spouse or dependent child of a person who is an employee of Northstar Life?                 / / Yes  / / No

   4.  Number of Dependents:
                            ------------------------

   5.  Estimated Net Worth (exclusive of car and home)         $                                      Federal Tax Bracket
                                                                -------------------                             0-15%
                                                                                                          ----
       Estimated Liquid Net Worth (cash and cash equivalents)  $                                                16-28%
                                                                -------------------                       ----
                                                                                                                29% +
                                                                                                          ----
   6.  Prior Investment Experience

          Total Years of Experience:
                                          -------------------------

          Experience with these types of investments          Mutual Funds        Bonds        Limited Partnerships       Other
                                                         ----                ----         ----                        ----
          (check all that apply)                              Annuities           Stocks       Options/Futures
                                                         ----                ----         ----

   7.  Overall Investment Objective (check one)

            Conservative Income           Current Income          Conservative Growth           Growth         Aggressive Growth
       ----                          ----                    ----                          ----           ----

   8.  Risk Tolerance

            Conservative          Moderate           Aggressive
       ----                  ----               ----

ACCOUNT OPTIONS (MUST BE COMPLETED)

Please select the allocation of net premium.  Allocations must total 100%.  Minimum of 10% in any account: allocations must be in increments of 1%.

     % Guaranteed Account                          % Advantus Macro-Cap Value                % Advantus Capital Appreciation
-----                                         -----                                     -----
     % Advantus Money Market                       % Fidelity VIP Equity-Income              % Janus Aspen Int Grth - Srv Sh*
-----                                         -----                                     -----
     % Advantus Mat Gov't Bond 2010                % Advantus Value Stock                    % Advantus International Stock
-----                                         -----                                     -----
     % Advantus Mortgage Securities                % Advantus Index 500                      % Advantus Small Comp Growth
-----                                         -----                                     -----
     % Advantus Bond                               % Fidelity VIP Contrafund(R)              % Advantus Micro-Cap Growth
-----                                         -----                                     -----
     % Fidelity VIP High Income                    % Advantus Growth                         % Janus Aspen Cap App - Srv Sh*
-----                                         -----                                     -----
     % Advantus Global Bond                        % Advantus Index 400 Mid-Cap
-----                                         -----
     % Advantus Asset Allocation                   % Advantus Small Co Value            * Invests in Aspen Series Service Shares
-----                                         -----

I agree that because this application is for a Variable Group Universal Life policy, that Northstar Life, if it is unable for any reason to collect funds for units which have been allocated to a sub-account under the policy applied for, may redeem for itself the full value of such units. If such units are no longer available, it may recover that value from any other units of equal value available under the policy.

I UNDERSTAND THAT THE AMOUNT OR THE DURATION OF THE DEATH BENEFIT (OR BOTH) OF THE POLICY APPLIED FOR MAY INCREASE OR DECREASE
DEPENDING ON THE INVESTMENT RESULTS OF THE SUB-ACCOUNTS OF THE SEPARATE ACCOUNT. I UNDERSTAND THAT THE ACCOUNT VALUE OF THE POLICY
APPLIED FOR INCREASES AND DECREASES DEPENDING ON THE INVESTMENT RESULTS. THERE IS NO GUARANTEED MINIMUM ACCOUNT VALUE FOR NET
PREMIUMS INVESTED IN THE SUB-ACCOUNTS.

The information contained in this application is true and complete.
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SPOUSE SIGNATURE                                                                                              DATE
X
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                                                        FOR HOME OFFICE USE
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SUITABILITY ACCEPTED BY REGISTERED PRINCIPAL                                                                  DATE

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01-90121                                                  Page 2 of 2                                                 Northstar Life
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